Exhibit 99.1

Trupanion Reports Fourth Quarter and Full Year 2022 Results

SEATTLE, WA. February 15, 2023 -- Trupanion, Inc. (Nasdaq: TRUP), the leading provider of medical insurance for cats and dogs, today announced financial results for the fourth quarter and full year ended December 31, 2022.

“2022 was another year of consistent revenue growth and we set solid foundations for our long-term growth initiatives, leading to the doubling of our addressable market,” said Darryl Rawlings, founder and chief executive officer of Trupanion. "With our work over the last 24 months and the opportunities ahead of us, 2023 will be an exciting year. We will remain disciplined in our cash deployment and focused on earning strong internal rates of return."

Full Year 2022 Financial and Business Highlights

•Total revenue was $905.2 million, an increase of 29% compared to 2021.
•Total enrolled pets (including pets from our other business segment) was 1,537,573 at December 31, 2022, an increase of 31% over 2021.
•Subscription business revenue was $596.6 million, an increase of 21% compared to 2021 (22% on a constant currency basis).
•Subscription enrolled pets was 869,862 at December 31, 2022, an increase of 24% over 2021.
•Net loss was $(44.7) million, or $(1.10) per basic and diluted share, compared to net loss of $(35.5) million, or $(0.89) per basic and diluted share, in 2021. Net loss per share is inclusive of stock-based compensation expense of $0.80 and $0.70 for the year ended December 31, 2022 and December 31, 2021, respectively.
•Adjusted EBITDA was $0.7 million, compared to adjusted EBITDA of $4.7 million in 2021.
•Operating cash flow was $(8.0) million and free cash flow was $(25.1) million in 2022. This compared to operating cash flow of $7.5 million and free cash flow of $(4.9) million in 2021.

Fourth Quarter 2022 Financial and Business Highlights

•Total revenue was $246.0 million, an increase of 27% compared to the fourth quarter of 2021.
•Subscription business revenue was $158.6 million, an increase of 18% compared to the fourth quarter of 2021 (20% on a constant currency basis).
•Net loss was $(9.3) million, or $(0.23) per basic and diluted share, compared to net loss of $(7.0) million, or $(0.17) per basic and diluted share, in the fourth quarter of 2021. Net loss per share is inclusive of stock-based compensation expense of $0.21 and $0.17 for the three months ended December 31, 2022 and December 31, 2021, respectively.
•Adjusted EBITDA was $2.2 million, compared to adjusted EBITDA of $3.5 million in the fourth quarter of 2021.
•Operating cash flow was $1.0 million and free cash flow was $(4.5) million in the fourth quarter of 2022. This compared to operating cash flow of $5.2 million and free cash flow of $1.3 million in the fourth quarter of 2021.

Conference Call
Trupanion’s management will host a conference call today to review its fourth quarter and full year 2022 results. The call is scheduled to begin shortly after 1:30 p.m. PT/ 4:30 p.m. ET. A live webcast will be accessible through the Investor Relations section of Trupanion’s website at https://investors.trupanion.com/ and will be archived online for 3 months upon completion of the conference call. Participants can access the conference call by dialing 1-877-407-0784 (United States) or 1-201-689-8560 (International). A telephonic replay of the call will also be available after the completion of the call, by dialing 1-844-512-2921 (United States) or 1-412-317-6671 (International) and entering the replay pin number: 13735524.

About Trupanion
Trupanion is a leader in medical insurance for cats and dogs throughout the United States, Canada, Europe, Puerto Rico and Australia with over 800,000 pets enrolled. For over two decades, Trupanion has given pet owners peace of mind so they can focus on their pet's recovery, not financial stress. Trupanion is committed to providing pet owners with the highest value in pet medical insurance with unlimited payouts for the life of their pets. With its patented process, Trupanion is the only North American provider with the technology to pay veterinarians directly in seconds at the time of checkout. Trupanion is listed on NASDAQ under the symbol "TRUP". The company was founded in 2000 and is headquartered in Seattle, WA. Trupanion policies are issued, in the United States, by its wholly-owned insurance entity American Pet Insurance Company and, in Canada, by Omega General Insurance Company. Trupanion Australia is a partnership between Trupanion and Hollard Insurance Company. For more information, please visit trupanion.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 relating to, among other things, expectations, plans, prospects and financial results for Trupanion, including, but not limited to, its expectations regarding its ability to continue to grow its enrollments and revenue, and otherwise execute its business plan. These forward-looking statements are based upon the current expectations and beliefs of Trupanion’s management as of the date of this press release, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. All forward-looking statements made in this press release are based on information available to Trupanion as of the date hereof, and Trupanion has no obligation to update these forward-looking statements.

In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the ability to achieve or maintain profitability and/or appropriate levels of cash flow in future periods; the ability to keep growing our membership base and revenue; the accuracy of assumptions used in determining appropriate member acquisition expenditures; the severity and frequency of claims; the ability to maintain high retention rates; the accuracy of assumptions used in pricing medical plan subscriptions and the ability to accurately estimate the impact of new products or offerings on claims frequency; actual claims expense exceeding estimates; regulatory and other constraints on the ability to institute, or the decision to otherwise delay, pricing modifications in response to changes in actual or estimated claims expense; the effectiveness and statutory or regulatory compliance of our Territory Partner model and of our Territory Partners, veterinarians and other third parties in recommending medical plan subscriptions to potential members; the ability to retain existing Territory Partners and increase the number of Territory Partners and active hospitals; compliance by us and those referring us members with laws and regulations that apply to our business, including the sale of a pet medical plan; the ability to maintain the security of our data; fluctuations in the Canadian currency exchange rate; the ability to protect our proprietary and member information; the ability to maintain our culture and team; the ability to maintain the requisite amount of risk-based capital; our ability to implement and maintain effective controls, including over financial reporting; the ability to protect and enforce Trupanion’s intellectual property rights; the ability to successfully implement our alliance with Aflac; the ability to continue key contractual relationships with third parties; third-party claims including litigation and regulatory actions; the ability to recognize benefits from investments in new solutions and enhancements to Trupanion’s technology platform and website; and our ability to retain key personnel.

For a detailed discussion of these and other cautionary statements, please refer to the risk factors discussed in filings with the Securities and Exchange Commission (SEC), including but not limited to, Trupanion’s Annual Report on Form 10-K for the year ended December 31, 2022 and any subsequently filed reports on Forms 10-Q, 10-K and 8-K. All documents are available through the SEC’s Electronic Data Gathering Analysis and Retrieval system at https://www.sec.gov/ or the Investor Relations section of Trupanion’s website at https://investors.trupanion.com/.

Non-GAAP Financial Measures
Trupanion’s stated results may include certain non-GAAP financial measures. These non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in its industry as other companies in its industry may calculate or use non-GAAP financial measures differently. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on Trupanion’s reported financial results. The presentation and utilization of non-GAAP financial measures is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. Trupanion urges its investors to review the reconciliation of its non-GAAP financial measures to the most directly comparable GAAP financial measures in its consolidated financial statements, and not to rely on any single financial or operating measure to evaluate its business. These reconciliations are included below and on Trupanion’s Investor Relations website.

Because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact a company’s non-cash expenses, Trupanion believes that providing various non-GAAP financial measures that exclude stock-based compensation expense and depreciation and amortization expense allows for more meaningful comparisons between its operating results from period to period. Trupanion offsets new pet acquisition expense with sign-up fee revenue in the calculation of net acquisition cost because it collects sign-up fee revenue from new members at the time of enrollment and considers it to be an offset to a portion of Trupanion’s new pet acquisition expense. Trupanion believes this allows it to calculate and present financial measures in a consistent manner across periods. Trupanion’s management believes that the non-GAAP financial measures and the related financial measures derived from them are important tools for financial and operational decision-making and for evaluating operating results over different periods of time.

Trupanion, Inc. Consolidated Statements of Operations (in thousands, except share data)
	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
	(unaudited)
Revenue:
Subscription business	$158,562	$134,120	$596,610	$494,862
Other business	87,447	60,259	308,569	204,129
Total revenue	246,009	194,379	905,179	698,991
Cost of revenue:
Subscription business(1)	131,823	108,627	497,684	407,664
Other business	80,537	55,217	285,310	186,981
Total cost of revenue(2)	212,360	163,844	782,994	594,645
Operating expenses:
Technology and development(1)	6,955	4,665	25,133	16,866
General and administrative(1)	10,472	8,996	39,379	31,893
New pet acquisition expense(1)	22,457	19,845	89,500	78,647
Depreciation and amortization	2,897	2,770	10,921	11,965
Total operating expenses	42,781	36,276	164,933	139,371
Loss from investment in joint venture	(85)	(22)	(253)	(171)
Operating loss	(9,217)	(5,763)	(43,001)	(35,196)
Interest expense	1,587	9	4,267	10
Other expense (income), net	(1,504)	236	(3,072)	14
Loss before income taxes	(9,300)	(6,008)	(44,196)	(35,220)
Income tax expense	(15)	1,034	476	310
Net loss	$(9,285)	$(7,042)	$(44,672)	$(35,530)

Net loss per share:
Basic and diluted	$(0.23)	$(0.17)	$(1.10)	$(0.89)
Weighted average shares of common stock outstanding:
Basic and diluted	40,936,507	40,413,434	40,765,355	40,137,505

(1)Includes stock-based compensation expense as follows:	Three Months Ended December 31,		Year Ended December 31,

	2022	2021	2022	2021
Cost of revenue	$1,346	$1,379	$6,484	$7,148
Technology and development	1,549	843	4,742	3,056
General and administrative	3,550	2,450	12,831	8,862
New pet acquisition expense	2,122	2,136	9,336	9,160
Total stock-based compensation expense	$8,567	$6,808	$33,393	$28,226

(2)The breakout of cost of revenue between veterinary invoice expense and other cost of revenue is as follows:
	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Veterinary invoice expense	$176,083	$132,852	$649,737	$486,062
Other cost of revenue	36,277	30,992	133,257	108,583
Total cost of revenue	$212,360	$163,844	$782,994	$594,645

Trupanion, Inc. Consolidated Balance Sheets (in thousands, except share data)
	December 31, 2022	December 31, 2021

Assets
Current assets:
Cash and cash equivalents	$65,605	$87,400
Short-term investments	156,804	126,012
Accounts and other receivables, net of allowance for doubtful accounts of $540 at December 31, 2022 and $342 at December 31, 2021	232,439	165,217
Prepaid expenses and other assets	14,248	12,325
Total current assets	469,096	390,954
Restricted cash	19,032	13,469
Long-term investments	7,841	7,061
Property and equipment, net	90,701	77,950
Intangible assets, net	24,031	22,663
Other long-term assets	18,943	17,776
Goodwill	41,983	32,709
Total assets	$671,627	$562,582
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$9,471	$8,952
Accrued liabilities and other current liabilities	32,616	28,162
Reserve for veterinary invoices	43,734	39,671
Deferred revenue	202,692	146,911
Long-term debt - current portion	1,103	—
Total current liabilities	289,616	223,696
Long-term debt	68,354	—
Deferred tax liabilities	3,392	2,827
Other liabilities	4,968	3,859
Total liabilities	366,330	230,382
Stockholders’ equity:
Common stock: $0.00001 par value per share, 100,000,000 shares authorized; 42,041,344 and 41,013,158 shares issued and outstanding at December 31, 2022; 41,408,350 and 40,475,185 shares issued and outstanding at December 31, 2021	—	—
Preferred stock: $0.00001 par value per share, 10,000,000 shares authorized; no shares issued and outstanding	—	—
Additional paid-in capital	499,694	466,792
Accumulated other comprehensive loss	(6,301)	3,077
Accumulated deficit	(171,562)	(126,890)
Treasury stock, at cost: 1,028,186 and 933,165 shares at December 31, 2022 and 2021	(16,534)	(10,779)
Total stockholders’ equity	305,297	332,200
Total liabilities and stockholders’ equity	$671,627	$562,582

Trupanion, Inc. Consolidated Statements of Cash Flows (in thousands)
	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
	(unaudited)
Operating activities
Net loss	$(9,285)	$(7,042)	$(44,672)	$(35,530)
Adjustments to reconcile net loss to cash provided by (used in) operating activities:
Depreciation and amortization	2,897	2,770	10,921	11,965
Stock-based compensation expense	8,567	6,808	33,393	28,226
Other, net	1,023	(996)	1,051	(1,927)
Changes in operating assets and liabilities:
Accounts and other receivables	(8,034)	(7,397)	(66,982)	(66,170)
Prepaid expenses and other assets	(807)	(1,133)	(5,227)	(3,055)
Accounts payable, accrued liabilities, and other liabilities	2,388	4,443	3,136	8,796
Reserve for veterinary invoices	4,164	914	4,227	10,768
Deferred revenue	106	6,789	56,153	54,385
Net cash provided by (used in) operating activities	1,019	5,156	(8,000)	7,458
Investing activities
Purchases of investment securities	(147,346)	(33,384)	(273,006)	(95,672)
Maturities and sales of investment securities	134,718	18,803	239,210	57,869
Cash paid in business acquisition, net of cash acquired	(12,279)	—	(15,034)	—
Purchases of property and equipment	(5,478)	(3,818)	(17,088)	(12,355)
Other	(167)	(1,707)	(1,598)	(1,755)
Net cash provided by (used in) investing activities	(30,552)	(20,106)	(67,516)	(51,913)
Financing activities
Repurchase of common stock	—	—	(5,755)	—
Proceeds from exercise of stock options	706	551	2,290	3,607
Shares withheld to satisfy tax withholding	(579)	(1,002)	(4,359)	(4,732)
Proceeds from debt financing, net of financing fees	14,826	—	69,138	—
Repayment of debt financing	(271)	—	(571)	—
Net cash provided by (used in) financing activities	14,682	(451)	60,743	(1,125)
Effect of foreign exchange rate changes on cash, cash equivalents, and restricted cash, net	505	305	(1,459)	252
Net change in cash, cash equivalents, and restricted cash	(14,346)	(15,096)	(16,232)	(45,328)
Cash, cash equivalents, and restricted cash at beginning of period	98,983	115,965	100,869	146,197
Cash, cash equivalents, and restricted cash at end of period	$84,637	$100,869	$84,637	$100,869

The following tables set forth our key operating metrics:

	Year Ended December 31,

	2022	2021
Total Business:
Total pets enrolled (at period end)	1,537,573	1,176,778
Subscription Business:
Total subscription pets enrolled (at period end)	869,862	704,333
Monthly average revenue per pet	$63.82	$63.56
Lifetime value of a pet, including fixed expenses	$641	$717
Average pet acquisition cost (PAC)	$289	$287
Average monthly retention	98.69%	98.74%

	Three Months Ended
	Dec. 31, 2022	Sept. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sept. 30, 2021	Jun. 30, 2021	Mar. 31, 2021
Total Business:
Total pets enrolled (at period end)	1,537,573	1,439,605	1,348,145	1,267,253	1,176,778	1,104,376	1,024,226	943,854
Subscription Business:
Total subscription pets enrolled (at period end)	869,862	808,077	770,318	736,691	704,333	676,463	643,395	609,835
Monthly average revenue per pet	$63.11	$63.80	$64.26	$64.21	$63.89	$63.60	$63.69	$62.97
Lifetime value of a pet, including fixed expenses	$641	$673	$713	$730	$717	$697	$681	$684
Average pet acquisition cost (PAC)	$283	$268	$309	$301	$306	$280	$284	$279
Average monthly retention	98.69%	98.71%	98.74%	98.75%	98.74%	98.72%	98.72%	98.73%

The following table reflects the reconciliation of cash provided by (used in) operating activities to free cash flow (in thousands):

	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Net cash provided (used) by operating activities	$1,019	$5,156	$(8,000)	$7,458
Purchases of property and equipment	(5,478)	(3,818)	(17,088)	(12,355)
Free cash flow	$(4,459)	$1,338	$(25,088)	$(4,897)

The following table reflects the reconciliation between GAAP and non-GAAP measures (in thousands, except percentages):
	Three Months Ended December 31,		Year Ended December 31,
	2022	2021	2022	2021
Veterinary invoice expense	$176,083	$132,852	$649,737	$486,062
Excluding:
Stock-based compensation expense	(899)	(798)	(4,054)	(4,538)
Other business cost of paying veterinary invoices	(59,946)	(38,009)	(212,857)	(129,614)
Subscription cost of paying veterinary invoices	$115,238	$94,045	$432,826	$351,910
% of subscription revenue	72.7%	70.1%	72.5%	71.1%

Other cost of revenue	$36,277	$30,992	$133,257	$108,583
Excluding:
Stock-based compensation expense	(414)	(581)	(2,232)	(2,610)
Other business variable expenses	(20,591)	(17,208)	(72,453)	(57,367)
Subscription variable expenses	$15,272	$13,203	$58,572	$48,606
% of subscription revenue	9.6%	9.8%	9.8%	9.8%

Technology and development expense	$6,955	$4,665	$25,133	$16,866
General and administrative expense	10,472	8,996	39,379	31,893
Excluding:
Stock-based compensation expense	(5,019)	(3,293)	(17,135)	(11,918)
Development expenses[1]	(2,084)	(858)	(7,789)	(3,719)
Business combination transaction costs	(193)	—	(372)	(82)
Fixed expenses	$10,131	$9,510	$39,216	$33,040
% of total revenue	4.1%	4.9%	4.3%	4.7%

New pet acquisition expense	$22,457	$19,845	$89,500	$78,647
Excluding:
Stock-based compensation expense	(2,079)	(2,136)	(9,116)	(9,160)
Other business pet acquisition expense	(65)	(76)	(541)	(499)
Subscription acquisition cost	$20,313	$17,633	$79,843	$68,988
% of subscription revenue	12.8%	13.1%	13.4%	13.9%

1As we enter the next phase of our growth, we expect to invest in initiatives that are pre-revenue, including adding new products and international expansion. These development expenses are costs related to product exploration and development that are pre-revenue and historically have been insignificant. We view these activities as uses of our adjusted operating income separate from pet acquisition spend.

The following tables reflect the reconciliation of new pet acquisition expense, previously called “sales and marketing”, to acquisition cost and net acquisition cost (in thousands):

	Year Ended December 31,

	2022	2021
New pet acquisition expense	$89,500	$78,647
Excluding:
Stock-based compensation expense	(9,116)	(9,160)
Acquisition cost	80,384	69,487
Net of:
Sign-up fee revenue	(4,984)	(4,954)
Other business segment pet acquisition expense	(541)	(499)
Pet acquisition expense for managing general agent policies	(443)	—
Net acquisition cost	$74,416	$64,034

	Three Months Ended
	Dec. 31, 2022	Sept. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sept. 30, 2021	Jun. 30, 2021	Mar. 31, 2021
New pet acquisition expense	$22,457	$22,434	$22,982	$21,627	$19,845	$19,708	$19,390	$19,704
Excluding:
Stock-based compensation expense	(2,079)	(2,108)	(2,601)	(2,328)	(2,136)	(2,112)	(2,181)	(2,731)
Acquisition cost	20,378	20,326	20,381	19,299	17,709	17,596	17,209	16,973
Net of:
Sign-up fee revenue	(1,191)	(1,339)	(1,252)	(1,202)	(1,162)	(1,268)	(1,260)	(1,264)
Other business segment pet acquisition expense	(65)	(181)	(186)	(109)	(76)	(134)	(118)	(171)
Pet acquisition expense for managing general agent policies	(443)	—	—	—	—	—	—	—
Net acquisition cost	$18,679	$18,806	$18,943	$17,988	$16,471	$16,194	$15,831	$15,538

The following tables reflect the reconciliation of adjusted EBITDA to net loss (in thousands):

	Year Ended December 31,

	2022	2021
Net loss	$(44,672)	$(35,530)
Excluding:
Stock-based compensation expense	32,537	28,226
Depreciation and amortization expense	10,921	11,965
Interest income	(3,026)	(337)
Interest expense	4,267	10
Other non-operating expenses	(1)	2
Income tax expense	476	310
Business combination transaction costs	372	82
(Gain) loss from equity method investment	(131)	6
Adjusted EBITDA	$743	$4,734

	Three Months Ended
	Dec. 31, 2022	Sept. 30, 2022	Jun. 30, 2022	Mar. 31, 2022	Dec. 31, 2021	Sept. 30, 2021	Jun. 30, 2021	Mar. 31, 2021
Net loss	$(9,285)	$(12,914)	$(13,618)	$(8,855)	$(7,042)	$(6,819)	$(9,221)	$(12,448)
Excluding:
Stock-based compensation expense	8,412	8,306	8,462	7,358	6,808	6,443	6,527	8,448
Depreciation and amortization expense	2,897	2,600	2,707	2,717	2,770	2,944	3,158	3,093
Interest income	(1,614)	(1,018)	(297)	(97)	(80)	(85)	(84)	(88)
Interest expense	1,587	1,408	1,193	79	9	—	3	(2)
Other non-operating expenses	—	—	(1)	—	—	(1)	3	—
Income tax expense (benefit)	(15)	496	19	(24)	1,034	(312)	(195)	(217)
Business combination transaction costs	193	179	—	—	—	—	—	82
(Gain) loss from equity method investment	—	—	(131)	—	—	—	6	—
Adjusted EBITDA	$2,175	$(943)	$(1,666)	$1,178	$3,499	$2,170	$197	$(1,132)

Contacts:

Investors:
Laura Bainbridge, Vice President, Corporate Communications
Investor.Relations@trupanion.com